American Century Quantitative Equity Funds, Inc. Prospectus Supplement Disciplined Growth Fund
Supplement dated November 9, 2015 ■ Prospectus dated November 1, 2015
The following replaces the Annual Fund Operating Expenses portion of the Fee table in the Fees and Expenses section on page 2 of the prospectus:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	A	C	R
Management Fee	1.01%	0.81%	1.01%	1.01%	1.01%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	0.50%
Other Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.02%	0.82%	1.27%	2.02%	1.52%

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